EXHIBIT (B)(2)

                                        CERTIFICATIONS

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURUSANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

I, Jimmy D. Gambill, Chief Executive Officer of the Templeton Institutional Funds, Inc. (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     1. The periodic report on Form N-CSR of the Registrant for the period ended 6/30/03 (the "Form N-CSR") fully complies with the requirements of
        Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  August 6, 2003

                        /s/JIMMY D. GAMBILL
                        ----------------------------
                        JIMMY D. GAMBILL
                        Chief Executive Officer - Finance and Administration

A signed original of this written statement required by Section 906 has been provided to Registrant and will be retained by Registrant and furnished to the Securities and Exchange Commission or its staff upon request.










                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURUSANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

I, Bruce Rosenberg, Chief Financial Officer of the Templeton Institutional Funds, Inc. (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     1. The periodic report on Form N-CSR of the Registrant for the period ended 6/30/03 (the "Form N-CSR") fully complies with the requirements of
        Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  August 15, 2003

                        /s/BRUCE S. ROSENBERG
                        ----------------------------
                        Bruce S. Rosenberg
                        Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Registrant and will be retained by Registrant and furnished to the Securities and Exchange Commission or its staff upon request.